UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 25, 2010

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Beginning November 25, 2010, Del Monte Foods Company (the “Company”) distributed the following materials, each of which is attached hereto and is incorporated herein by reference:

•	Investor FAQ;

•	Email from Richard G. Wolford, Chairman of the Board, President and Chief Executive Officer of Del Monte Foods Company to Employees;

•	Employee FAQ;

•	Letter from Richard G. Wolford to Corporate Leadership Team;

•	Corporate Leadership Team Talking Points for use with Employees;

•	Talking Points for use with Vendors, Partners and Customers;

•	Letter/Email to Vendors, Partners and Customers;

•	Letter/Email to Unions; and

•	Talking Points and Response Statement for use with Consumers.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time the Company makes the statements and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should”, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in this filing include, among others: uncertainties as to the timing of the acquisition; the possibility that competing offers will be made; the possibility that various closing conditions for the acquisition may not be satisfied or waived, including that a governmental entity may prohibit or refuse to grant approval for the consummation of the acquisition; general economic and business conditions; and other factors. Readers are cautioned not to place undue reliance on the forward-looking statements included in this filing, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It

In connection with the proposed merger, the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Del Monte Foods Company, Attn: Corporate Secretary, P.O. Box 193575, San Francisco, California 94119-3575, telephone: (415) 247-3000, or from the Company’s website, http://www.delmonte.com.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the

Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 16, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit	Description
99.1	Investor FAQ.
99.2	Email from Richard G. Wolford, Chairman of the Board, President and Chief Executive Officer of Del Monte Foods Company to Employees.
99.3	Employee FAQ.
99.4	Letter from Richard G. Wolford to Corporate Leadership Team.
99.5	Corporate Leadership Team Talking Points for use with Employees.
99.6	Talking Points for use with Vendors, Partners and Customers.
99.7	Letter/Email to Vendors, Partners and Customers.
99.8	Letter/Email to Unions.
99.9	Talking Points and Response Statement for use with Consumers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: November 26, 2010	By: /s/ James Potter
	Name:	James Potter
	Title:	Secretary

INDEX OF EXHIBITS

Exhibit	Description
99.1	Investor FAQ.
99.2	Email from Richard G. Wolford, Chairman of the Board, President and Chief Executive Officer of Del Monte Foods Company to Employees.
99.3	Employee FAQ.
99.4	Letter from Richard G. Wolford to Corporate Leadership Team.
99.5	Corporate Leadership Team Talking Points for use with Employees.
99.6	Talking Points for use with Vendors, Partners and Customers.
99.7	Letter/Email to Vendors, Partners and Customers.
99.8	Letter/Email to Unions.
99.9	Talking Points and Response Statement for use with Consumers.

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